UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2017

KONARED CORPORATION

Nevada	000-55208	99-0366971
(State or other jurisdiction of incorporation)	(Commission	(IRS Employer Identification No.)
File Number)

1101 Via Callejon, #200, San Clemente, California	92673
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (808) 212-1553

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 8.01     Other Events.

In our quarterly report on Form 10-Q filed on November 14, 2017, we said in Part II, Item 6 that our Certificate of Correction (Articles of Incorporation), filed August 28, 2017 with the Nevada Secretary of State, was being attached to the quarterly report on Form 10-Q as Exhibit 3.5 thereto and that our Certificate of Correction (Articles of Merger), filed August 31, 2017 with the Nevada Secretary of State, was being attached to the quarterly report on Form 10-Q as Exhibit 3.6 thereto.

However, we inadvertently omitted to actually file those documents as exhibits to the quarterly report on Form 10-Q.

To correct this omission and to make these documents available to investors, we are attaching the two documents as exhibits to this current report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

(d)  Exhibits

3.5	Certificate of Correction (Articles of Incorporation), filed August 28, 2017 with the Nevada Secretary of State.
3.6	Certificate of Correction (Articles of Merger), filed August 31, 2017 with the Nevada Secretary of State.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2017	KONARED CORPORATION

	By:	/s/ Kyle Redfield
	Name:	Kyle Redfield
	Title:	Chief Executive Officer